UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               AUGUST 25, 1997
                               ---------------
                      (Date of earliest event reported)



                 LABORATORY CORPORATION OF AMERICA HOLDINGS
                 ------------------------------------------
           (Exact name of registrant as specified in its charter)



             DELAWARE                1-11353            13-3757370
             --------                -------            ----------
          (State or other          (Commission        (IRS Employer
          jurisdiction or          File Number)        Identification
          organization)                                Number)



          358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA  27215
          --------------------------------------------------------
                  (Address of principal executive offices)



                                910-229-1127
                                ------------
            (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On August 25, 1997, the Company issued a press release announcing that its Board of Directors has declared dividends on the Company's 8 1/2% Series A Convertible Exchangeable Preferred Stock and the Company's 8 1/2% Series B Covertible Pay-in-Kind Preferred Stock.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

  (c) Exhibits

      20   Press release of the Registrant dated August 25, 1997.
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                                 SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
                             (Registrant)


                              By:/s/    BRADFORD T. SMITH
                                 --------------------------------
                                        Bradford T. Smith
                                        Executive Vice President,
                                        General Counsel, Secretary
                                        and Compliance Officer



Date:  August 26, 1997
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